Exhibit 10.8

LOCK UP AGREEMENT

May 1, 2006

RBC Capital Markets Corporation
One Liberty Plaza
165 Broadway
New York, NY 10006

          Re: AngioDynamics, Inc. (the “Company”)

Ladies and Gentlemen:

          The undersigned is an owner of record or beneficially, or a pledgee of, certain shares of common stock of the Company (“Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the “Offering”) for which you will act as representatives (the “Representatives”) of the several underwriters (the “Underwriters”). The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you will be relying upon the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering (the “Underwriting Agreement”).

          In consideration of the foregoing, the undersigned hereby agrees that for a period of 90 days from the date of the final prospectus relating to the Offering the undersigned will not, without the prior written consent of RBC Capital Markets Corporation (which such consent may be withheld in its sole discretion), directly or indirectly, (i) sell, offer to sell, contract to sell, hypothecate, pledge, loan, grant any option to purchase or otherwise transfer or dispose of, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii).

          Notwithstanding the foregoing, this letter agreement (this “Agreement”) shall not apply to (a) the sale of any Common Stock to the Underwriters pursuant to Underwriting Agreement, (b) a bona fide gift or gifts, provided the recipient or recipients thereof agree in writing to be bound by the terms of this Agreement, (c) dispositions to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that such trust agrees in writing to be bound by the terms of this Agreement, (d) dispositions effected to the heirs or assigns of the undersigned, provided that such heir or assign agrees in writing to be bound by the terms of this Agreement, (e) sale of any Common Stock in a private transaction not effected from or through a broker or dealer on a securities exchange, or through an inter-dealer quotation system or electronic communications network or (f) the sale of any Common Stock executed pursuant to the terms of paragraph (g) of the private letter ruling received by E-Z-EM, Inc. on February 6, 2004. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, lineal descendant, father, mother, brother or sister of the undersigned.

          The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

          The undersigned understands that the Company, the Underwriters and the Representatives will proceed with the Offering in reliance on this Agreement. If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering (the “Registration Statement”) is withdrawn, (iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), or (iv) the closing of the offering, as set forth in Section 2(b) of the Underwriting Agreement, has not occurred on or before July 31, 2006, this Agreement shall be terminated and the undersigned shall be released from its obligations hereunder. The undersigned acknowledges that the Company’s intentions with respect to the Offering represent confidential information of the Company, and the undersigned agrees to keep this information confidential prior to the filing of the Registration Statement.

          This Agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

Yours very truly,

Signature

Printed Name of Holder

Printed Name of Person Signing (and indicate capacity of person signing as if signing custodian, trustee, or on behalf of an entity)